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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 20, 2002



                                XATA CORPORATION
             (Exact name of registrant as specified in its charter)



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               MINNESOTA                                0-27166                              41-1641815
     (State of other jurisdiction                (Commission File No.)              (IRS Employer Identification
           of incorporation)                                                                   Number)
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           151 EAST CLIFF ROAD, SUITE 10, BURNSVILLE, MINNESOTA 55337
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 894-3680

   (Former name, former address and former fiscal year, if changed since last report): N/A




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ITEM 5.    OTHER EVENTS

Changes in Executive Management

         Effective February 20, 2002, Craig S. Fawcett was appointed president and chief executive officer of XATA Corporation, replacing William P. Flies, our founder. William P. Flies has been appointed chief technology officer and chairman of our board of directors (replacing Richard L.Bogen, who will remain a director). These management changes are discussed more fully in the press release included as an exhibit to this report.


ITEM 7.    EXHIBITS

Exhibit No.                  Description

99.1                         Press Release dated February 20, 2002




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 25, 2002        XATA CORPORATION



                                 By:          /s/  John G. Lewis
                                    --------------------------------------------
                                    John G. Lewis, Chief Financial Officer
                                    (Principal accounting and financial
                                    officer), Chief Operating Officer, and
                                    Authorized Signatory



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